Exhibit 10.35h

                                                                  EXECUTION COPY

                                  NOTE ISSUANCE
                                WAIVER UNDER THE
                           REVOLVING CREDIT AGREEMENT



     WAIVER dated as of April 2, 2001 under the Revolving Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Revolving Credit Agreement") among MOTIENT HOLDINGS INC. (formerly AMSC ACQUISITION COMPANY, INC. (the
"Borrower"), MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Parent Guarantor"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent.


                              W I T N E S S E T H :

     WHEREAS, the Parent Guarantor proposes to borrow up to $50,000,000 from Rare Medium Group, Inc. and/or its affiliates, substantially on the terms and conditions set forth in the attached summary, and proposes to retain 75% of the Net Cash Proceeds of such transaction; and

     WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing, on the terms and conditions set forth below;

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement has the meaning assigned to such term in the Revolving Credit Agreement.

     SECTION 2. Waivers. To the extent (and only to the extent) necessary to permit the transaction referred to in the first recital above, the undersigned Banks waive compliance with the provisions of Sections 2.09(c)(i), 5.15, 5.16, and 5.23 of the Revolving Credit Agreement. The Parent Guarantor and Borrower agree that 100% (in lieu of any lesser percentage that might otherwise apply) of the first $16,500,000 in Net Cash Proceeds received from the Restructured Satellite Business Transactions (as defined in the Waiver dated as of December 1, 2000) and the first Reduction Event to occur in 2002 shall be applied to prepay Loans under the Term Credit Agreement or reduce commitments under the Revolving Credit Agreement.

     SECTION 3. Representations of Borrower and Parent Guarantor. Each of the Borrower and the Parent Guarantor represents and warrants that (i) the representations and warranties set forth in Article 4 of the Revolving Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.

     SECTION 4. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

     SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.



                                       MOTIENT HOLDINGS INC. (formerly
                                       AMSC ACQUISITION COMPANY, INC.)


                                       By:/s/Randy Segal
                                          -----------------------------------
                                            Name: Randy Segal
                                            Title: Senior Vice President


                                       MOTIENT CORPORATION (formerly
                                       AMERICAN MOBILE SATELLITE CORPORATION)


                                       By:/s/Randy Segal
                                          -----------------------------------
                                            Name: Randy Segal
                                            Title: Senior Vice President


                                       TORONTO DOMINION (TEXAS), INC.


                                       By:/s/Jano Mott
                                          -----------------------------------
                                            Name: Jano Mott
                                            Title:   Vice President


                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                       By:/s/Robert Bottamedi
                                          -----------------------------------
                                            Name: Robert Bottamedi
                                            Title:   Vice President

                                       BANK OF AMERICA, N.A.


                                       By:/s/Brad W. DeSpain
                                          -----------------------------------
                                            Name:  Brad W. DeSpain
                                            Title: Managing Director

                                       BANCA COMMERCIALE ITALIANA
                                       LOS ANGELES FOREIGN BRANCH


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:


                                       By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                       BANCA DI ROMA - SAN FRANCISCO


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:


                                       THE CHASE MANHATTAN BANK


                                       By:/s/Tracey Navin Ewing
                                          -----------------------------------
                                            Name:  Tracey Navin Ewing
                                            Title: Vice President


                                       CITICORP USA, INC.


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:

                                       DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                       CAYMAN ISLANDS BRANCH


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:



                                       BANK ONE, N.A.


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:



                                       SANPAOLO IMI S.P.A.


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:


                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:

                                       HUGHES ELECTRONICS CORPORATION


                                       By:/s/M.J. Gaines
                                          -----------------------------------
                                            Name:  M.J. Gaines
                                            Title: Corp. V.P.


                                       SINGAPORE TELECOMMUNICATIONS LTD.


                                       By:/s/Tay Chek Khoon
                                          -----------------------------------
                                            Name:  Tay Chek Khoon
                                            Title: Vice Presidents



                                       BARON CAPITAL PARTNERS, L.P.,
                                        a Delaware limited partnership
                                       By: BARON CAPITAL MANAGEMENT, INC.,
                                        a general partner


                                       By:/s/Linda S. Martinson
                                          -----------------------------------
                                            Name:  Linda S. Martinson
                                            Title: V.P. & General Counsel

               Summary of Secured Loan by Rare Medium ("Investor")
             of up to $50 million to Motient Corporation ("Company")
             -------------------------------------------------------


1. The Investor will loan the Company up to $50 million. At the initial closing, the Investor will loan the Company $25 million and the Company will issue a promissory note (the "Initial Note") to the Investor for such amount. The initial closing is expected to occur on April 2, 2001. A two
     (2) point funding fee will be payable in cash at the time of each closing.

2. The Initial Note will carry interest at the rate of 12 1/2% per annum, which shall accrue and be payable at maturity.

3. The Initial Note will mature, and the principal and accrued interest shall be payable, on the 180th day following the date of issuance of the Initial Note (the "Initial Closing Date"). The Initial Note (including accrued interest thereon) may be prepaid in whole or in part by the Company, without penalty.

4. At maturity, the Company shall repay the principal and accrued interest under the Initial Note (the "Repayment Amount"). The Repayment Amount may be paid, at the Company's option, either in cash, or in unregistered shares of Class A common stock, par value $.01 per share (the "XMSR Shares"), of XM Satellite Radio Holdings Inc., or in any combination of the foregoing. If paid in XMSR Shares, the number of XMSR Shares to be delivered shall be determined by dividing (A) the portion of the Repayment Amount to be paid in such shares, by (B) the product of (i) the XMSR Share Price as of the maturity date and (ii) .95.

5. To secure its obligations under the Initial Note, the Company will pledge to the Investor 3,000,000 of its XMSR Shares. The Company may use such pledged XMSR Shares to satisfy its repayment or exchange obligations under the Initial Note, including, without limitation, its right to repay such note by delivering XMSR Shares as described above.

6. In accordance with Section 7 of the Waiver dated as of April 2, 2001, to which this summary is attached, the Banks and Shareholder Guarantors will retain a junior lien on any pledged XMSR Shares described above, until such time as the XMSR Shares are delivered to the Investor as payment of or in exchange for outstanding principal and interest under the Initial Note. In addition, the pledge agreement with Investor shall contain a provision requiring the Investor to release any XMSR Shares remaining in the pledge, and return them to the Banks' collateral agent, after the Company has satisfied all its obligations under the Initial Note.

7. An amount (the "Cash Collateral") equal to (A) the net cash proceeds of the Initial Note, less (B) the amount required to be used to repay debt as described in the proposed waiver (i.e. $6.25 million), less (C) $4 million, shall be contributed into the Shareholder Guarantors' collateral pool, to secure the Company's obligations to the Shareholder Guarantors under the Guaranty Issuance Agreement (as amended). Any subsequent release of the Cash Collateral to the Company shall be subject to the written consent of each of the three Shareholder Guarantors, and shall be given in increments of no less than $1 million each.

8. At the option of the Company at any time after the Initial Closing Date, and assuming the accuracy of the representations and warranties and that there is no default at the time, the Investor will loan the Company an additional amount (the "Second Loan"), in an amount equal to the lesser of
     (A) $25 million and (B) the difference between (i) the product of the XMSR share price as of the closing date of the Second Loan (the "Second Closing Date") and 5,000,000, and (ii) $25 million. The Company will issue a promissory note (the "Second Note") to the Investor for the amount of the Second Loan. The Second Note will carry the same terms (including the maturity date) as the Initial Note.

9. To secure its obligations under the Second Note, the Company will pledge to the Investor 2,000,000 of its XMSR Shares. The Company may use such pledged XMSR Shares to satisfy its repayment and exchange obligations under the Second Note, including, without limitation, its right to repay such note by delivering XMSR Shares as described above. The pledge agreement will contain the same provision described above, requiring the Investor to release any XMSR Shares remaining in the pledge, and return them to the Banks' collateral agent, after the Company has satisfied all its obligations under the Second Note.

10. At any time, and from time to time, prior to maturity and prior to the date preceding the prepayment date set forth in a Company prepayment notice, the Investor shall have the right to exchange the Initial Note and/or the Second Note, or any portion thereof, for XMSR Shares. The number of XMSR Shares to be delivered upon any such exchange shall be determined by dividing (A) the principal amount of the Note to be exchanged (or portion thereof) by (B) the product of (i) the XMSR share price as of either (a) the Initial Closing Date (in the case of the Initial Note) or (b) the Second Closing Date (in the case of the Second Note) and (ii) 1.5.

11. If the Company makes an offering involving its equity or derivative securities (of the Company or XMSR) while any of the Notes remain outstanding, the Investor shall have a right of first refusal to participate in such offering.

12. Subject to the provisos below, the Banks and Shareholder Guarantors will release up to 5 million XMSR shares from the bank collateral pool (3 million shares for the Initial Loan and 2 million shares for the Second
     Loan), as needed for delivery in connection with the Notes, subject to the Banks and Shareholder Guarantors retaining a junior security interest in such shares until such time as the shares are actually delivered to the Investor as payment of or in exchange for the Notes; provided, that any release of XMSR shares from the bank collateral pool in excess of 3 million shares shall be subject to the written consent of each of the three Shareholder Guarantors, provided further, that the 3 million shares for the Initial Loan will include the 1 million shares authorized for sale (but not yet sold) under the Stock Sale Waiver under each of the Term Credit Agreement and Revolving Credit Agreement dated October 18, 2000 (the "October 18, 2000 Waiver"). Notwithstanding the foregoing, in the event and when the Company seeks to sell the 1 million shares authorized under the October 18, 2000 Waiver, 1 million additional shares will be released from pledge upon request of the Company consistent with the terms of the October 18, 2000 Waiver.

13. The XMSR shares described above may be disposed of in connection with this transaction in the following ways: (a) delivered to the Investor in satisfaction of a repayment obligation or upon exchange of the Notes, (b) pledged to the Investor as described above, or (c) delivered to, or sold by, the Investor in connection with the Investor foreclosing on its security pursuant to the terms of the pledge described above.

14. Upon delivery of any pledged Class B XMSR shares to Rare, such shares will convert to Class A XMSR shares.